Dividends	12 Months Ended
Dec. 31, 2025
Dividends.
Dividends

31.  Dividends

On August 11, 2020, the board of directors approved a quarterly dividend policy for three years commencing in the second quarter of 2020. Under the policy, total cash dividend amount expected to be paid would be approximately US$300 million and quarterly dividends would be set at approximately US $25 million in each fiscal quarter. On November 20, 2020, the board of directors approved an additional quarterly dividend policy for three years, under which the total cash dividend amount expected to be paid would be approximately US$200 million and quarterly dividend would be set at approximately US$16.67 million in each fiscal quarter. Dividends are recognized when declared. Both quarterly dividend policies have expired, and there are no dividends payable as of December 31, 2024.

On March 19, 2025, the board of directors authorized a quarterly dividend program from 2025 to 2027, under which a total of approximately US$600 million in cash will be distributed on a quarterly basis over the three - year period. The board of directors has accordingly declared a dividend of US$0.99 per ADS, or US$0.0495 per common share, for the first quarter of 2026. The board of directors has approved an additional cash dividend in a total amount of US$20 million (US$0.39 per ADS, or US$0.0195 per common share), representing approximately 10% of total cash dividends declared for fiscal year 2025. The additional cash dividend will be paid together with the aforementioned quarterly dividend. Aggregating the quarterly cash dividend and the additional cash dividend for the first quarter of 2026, the Company’s board of directors has declared a cash dividend in the aggregate amount of US$1.38 per ADS, or US$0.069 per common share, which is expected to be paid on May 8, 2026 to shareholders of record as of the close of business on April 22, 2026. The ex-dividend date will be April 22, 2026.